SUPPLEMENT DATED April 1, 2005
                                     TO THE
                             AUL AMERICAN UNIT TRUST
                          PROSPECTUS DATED MAY 1, 2004

     The prospectus is modified as follows:

     1. The following funds and their corresponding Investment Advisers are added to the table on page 6.


Investment Account and             Class
Corresponding Mutual Fund          Designation
Portfolio                          If Any(1)        Mutual Fund                             Investment Adviser
-------------------------          -----------      -----------                             ------------------

Dreyfus Premier Structured Midcap  Class T          Dreyfus Growth and Value Funds, Inc.    The Dreyfus Corporation

Lord Abbett Small-Cap Value        Class P          Lord Abbett Research Fund, Inc.         Lord Abbett & Co. LLC

Neuberger Berman Partners          Advisor          Neuberger Berman LLC                    Neuberger Berman Management Inc.

Thornburg International Value      Class R          Thornburg Investment Trust              Thornburg Investment Management, Inc.


     2. The Dreyfus Corporation, Lord Abbett & Co. LLC and Thorburg Investment Management, Inc. are added to the list of Advisors with which AUL has agreements for rendering distribution and/or shareholder services in exchange for compensation.

     3. The following language is added to page 28.

Dreyfus Growth and Value Funds, Inc.

Dreyfus Premier Structured Midcap - Class T

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies included in the S&P 400 Midcap Index or the Russell Midcap Index at the time of purchase. The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings. The portfolio managers select stocks through a bottom-up, structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on: fundamental momentum, relative value, future cash flow, and additional factors, such as trading by company insiders or stock pricing variables and historical information. Next, the portfolio managers select the most attractive of the top ranked securities. The fund will sell a stock which falls below the median ranking, and generally will reinvest the proceeds in a top-ranked security in order to remain fully invested. The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

     4. The following language is added to page 30.

Lord Abbett Research Fund, Inc.

Lord Abbett Small-Cap Value - Class P

The Fund's investment objective is long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of less than $2 billion at the time of purchase. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. In selecting investments, the Fund attempts to invest in the securities of smaller, less wellknown companies selling at reasonable prices in relation to our assessment of their potential value.


     5. The following language is added to page 31.

Neuberger Berman LLC

Neuberger Berman Partners - Advisor Class

The Fund seeks growth of capital. To pursue this goal, the Fund invests mainly in common stocks of mid- to large capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries. The manager looks for well-managed companies whose stock prices are undervalued.


     6. The following language is added to page 34.

Thornburg Investment Trust

Thornburg International Value - Class R

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Fund is to seek some current income. The Fund invests primarily in foreign securities and under normal market conditions, invests at least 75% of its net assets in foreign securities. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Debt securities may be purchased when the Advisor believes them to be more attractive than equity alternatives. The Fund may purchase debt securities of any maturity and of any quality.

                   This supplement should be retained with the
                        Prospectus for future reference.